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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 6, 2004


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                       0-20117                            13-3532643
(State of Incorporation)       (Commission File Number)       (IRS Employer Identification No.)


                            6700 WEST LOOP, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 6, 2004, Encysive Pharmaceuticals Inc. issued a press release announcing that enrollment in the STRIDE-2 clinical trial is expected to be completed in the third quarter of 2004. The Company expects to provide its next update when STRIDE-2 has been fully enrolled. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             99.1     Press Release.




                            [SIGNATURE PAGE FOLLOWS]

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Encysive Pharmaceuticals Inc.

                                   By: /s/ Stephen L. Mueller
                                      ------------------------------------------
                                      Stephen L. Mueller
                                      Vice-President, Finance and Administration
Date: July 6, 2004                    Secretary and Treasurer

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                                INDEX TO EXHIBITS


EXHIBIT NO.      DESCRIPTION
-----------      -----------
    99.1         Press Release